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                                                                   Exhibit 10.24

               AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT

                  This Amendment No. 1 to Common Stock Purchase Agreement ("Amendment"), dated as of September 16, 1999, by and between Predictive Systems, Inc. (the "Company"), a Delaware corporation, and Cisco Systems, Inc. (the "Investor"), a California corporation, (the "Agreement") is made on September 27, 1999, by and between the Company and the Investor. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  WHEREAS, the Investor and the Company wish to amend the terms of the Agreement as hereinafter set forth.

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Schedule A of the Agreement is hereby amended and restated in its entirety to read as follows:


NAME OF INVESTOR               NUMBER OF SHARES             TOTAL PURCHASE PRICE
- ----------------               ----------------             --------------------
Cisco Systems Inc.             1,242,000                    $14,904,000


                  2. The Investor agrees to tender to the Company for cancellation the certificate issued to the Investor at the Closing (the "Certificate").

                  3. Upon receipt of the Certificate, the Company agrees to cancel the Certificate, and issue and deliver to the Investor a new certificate representing 1,242,000 shares of Common Stock, together with a check in the amount of $1,632,624.

                  4. MISCELLANEOUS.

                     4.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Amendment, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

                     4.2. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among State of New York residents entered into and to be performed entirely within the State of New York.

                     4.3. TITLES AND SUBTITLES. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.



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                     4.4. SEVERABILITY. If one or more provisions of this
Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                     4.5. COUNTERPARTS. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   PREDICTIVE SYSTEMS, INC.


                                   By: /s/ ROBERT BELAU
                                      ------------------------------------------
                                      Robert Belau, President


                      Address:     145 HUDSON STREET
                                   ---------------------------------------------
                                   NEW YORK, NY 10013
                                   ---------------------------------------------

                                   CISCO SYSTEMS INC.


                                   By: /s/ LARRY CARTER
                                      ------------------------------------------
                                      Larry Carter SVP & CFO


                      Address:     170 WEST TASMAN DRIVE
                                   ---------------------------------------------
                                   SAN JOSE, CA 95134-1706
                                   ---------------------------------------------

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